Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

Hercules Capital, Inc. (the “Company”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the Company and by Guggenheim Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in determining the accuracy of certain attributes of the collateral assets  in connection with Hercules Capital Funding Trust 2019-1 (the “Transaction”). The Company is responsible for the accuracy of the attributes of the collateral assets included in the Transaction (the “Responsible Party”).  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have requested that the procedures be performed on the entire population of the loans to be included in the Transaction (the “Loans”). This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017
T: 646-471-3000, F: 813-286-6000, www.pwc.com/us

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the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction offering documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and
•	The reasonableness of any of the assumptions provided by the Responsibility Party.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Data, Information and Documents Provided (together, the “Source Documents”)

The Company provided the following data, information, and documents related to the collateral assets:

1.	The term ''Data Tape'' refers to the final MS Excel spreadsheet under the name “HTGC 2019-1 Strats (1.2.18)” provided by the Company on January 2, 2019.

2.	For each Loan included in the Data Tape, the Company provided the following files:

•	The term "Loan and Security Agreement" refers to the loan and security agreement or credit agreement, and any applicable amendments to the loan and security agreement.

3.	The Company provided the following documents for Certain Loans only:

•	The term “QRM" relates to the quarterly review memo prepared by the Company as of 2018 Q1, Q2 or Q3.

•	The term "Funding Request" refers to a MS Excel spreadsheet prepared by the Company.

•	The term “Amortization Schedule” refers to MS Excel spreadsheets prepared by the Company.

•	The term “Due Diligence Memorandum" relates to the due diligence memo prepared by the Company during the funding of each loan.

•	The term “Hercules Database Screenshots” refers to screenshots of the Company’s Investment Portal.

•	The term “LIBOR Rate Notice" relates to the borrowing request or rate notice illustrating the LIBOR rate duration when financing is requested.

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•	The term “End of Term Calculation File” refers to a MS Excel file prepared by the Company.

•	The term “Index Calculation File” refers to a MS Excel file prepared by the Company.

4.	The term “QRM Summary File.csv” refers to a MS Excel spreadsheet under the name “Q3 QRM Excel Version” provided to us by the Company on December 26, 2018.

5.
The term "Q3 2018 HTGC Financial Statements" refers to the "Consolidated Schedule of Investments as of September 30, 2018" section of the Q3 2018 10-Q financial statements for Hercules Capital, Inc. which the client represents is as filed with the SEC.

6.	The term “GAAP Values-Loans” refers to the MS Excel spreadsheet under the name “GAAP Values-Loans, Warrant, Equity 11-2018.xlsx” provided to us by the Company on December 13, 2018.

7.	The term “Yahoo Finance” refers to the website https://finance.yahoo.com which the Company instructed us to utilize in performing the procedures enumerated below.

8.	The term “Email Correspondence" relates to emails provided by the Company between Hercules accounting and legal team members related to certain attributes of certain Loans.

9.	The term “Capital IQ” refers to the MS Excel spreadsheet under the name “Sample Excel Sheet for CapIQ Market Cap Data Pull 12-6-2018.xlsx” provided to us by the Company on December 13, 2018.

We applied the following procedures to the Data Tape:

The Company has represented that the Loans included in the Data Tape are a complete listing of all Loans to be securitized in the Transaction.

Management of the Company has represented that the Loans in the Data Tape are serviced and originated or acquired by the Company. We did not attempt to investigate or provide assurance as to the completeness, integrity and/or accuracy of data contained within the Data Tape, beyond the procedures discussed below.

For each Loan, using the methodology/instructions provided by the Company and as described in Exhibit A, we recalculated and/or compared and agreed the attributes listed below and as set forth in the Data Tape, to the respective information contained in the applicable Source Document, noting no exceptions:
Reference Number	Attribute	Source Document
1	Beginning Loan Balance	(1) Loan and Security Agreement (2) Amortization Schedule (3) Funding Request
2	Loan Balance as of December 31, 2018	Recalculation based on the methodology described in Exhibit A
3	Funding Date	(1) Loan and Security Agreement (2) Funding Request

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4	Maturity Date	(1) Loan and Security Agreement (2) Amortization Schedule
5	Original Funding Term	Recalculation based on the methodology described in Exhibit A
6	Remaining Funding Term	Recalculation based on the methodology described in the Exhibit A
7	Fixed/Floating	Loan and Security Agreement
8	Index	(1) Loan and Security Agreement (2) LIBOR Rate Notice (3) Due Diligence Memorandum
9	Index Floor	(1) Loan and Security Agreement (2) Due Diligence Memorandum (3) Index Calculation File
10	Spread	(1) Loan and Security Agreement (2) Due Diligence Memorandum (3) Index Calculation File
11	Payment Frequency	Loan and Security Agreement
12	Amortization Type	Recalculation based on the methodology described in Exhibit A
13	Current Stage	(1) Yahoo Finance (2) QRM (3) Due Diligence Memorandum (4) Email Correspondence
14	State and/or Country	(1) QRM (2) Due Diligence Memorandum (3) Loan and Security Agreement
15	Industry Sector	(1) QRM (2) Due Diligence Memorandum (3) Hercules Database Screenshots
16	Industry Segment	Mapping Convention as shown in Exhibit A
17	Seasoning	Recalculation based on the methodology shown in Exhibit A
18	Loan to Value	Recalculation based on the methodology shown in Exhibit A
19	Collateral Agent	Loan and Security Agreement
20	Amortization Periods	Recalculation based on the methodology shown in Exhibit A
21	Principal Start Date	Loan and Security Agreement
22	End of Term Charge	(1) Amortization Schedule (2) Loan and Security Agreement (3) End of Term Charge Calculation File
23	Total Senior Debt	(1) Capital IQ (2) Q3 2018 HTGC Financial Statements (3) Due Diligence Memorandum (4) QRM

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The procedures above relating to the Source Documents did not include the reading of the Source Documents in their entirety.  Such procedures were limited to a comparison of items as enumerated above.

The Company assembled the Source Documents (listed above) and made them available to us. We have assumed for purposes of the specified procedures, but did not attempt to investigate or provide assurance thereon, that such documents or other information we were furnished are authentic.

****

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Transaction or the Loans. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; or

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

 /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, NY
January 4, 2019

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Exhibit A
Methodologies and instructions as Provided by the Company

1.	Beginning Loan Balance
1.1.
For Loans where the total loan balance was funded or where individual tranche information is contained within the Loan and Security Agreement, we agreed the Beginning Loan Balance amount to the Loan and Security Agreement.

1.2.
For Loans that are funded by tranche where the individual tranche information is not contained within the Loan and Security Agreement, we agreed the Beginning Loan Balance to the Amortization Schedule.

1.3.
For Loans that are funded by tranche where the individual tranche information is not contained within the Loan and Security Agreement, and where an the Funding Date within the Data Tape is subsequent to December 10, 2018, agree the Beginning Loan Balance to the Funding Request.

2.	Loan Balance as of December 31, 2018
2.1.	For Loans where the Funding Date within the Data Tape was during December 2018, we agreed the Loan Balance to the result of Beginning Loan Balance noted in 1 above.
2.2.
For Loans where the Funding Date within the Data Tape was not during December 2018, we calculated the Loan Balance as the outstanding principal amount as shown in the GAAP Values – Loans file less amortizations from the Amortization Schedules.

3.	Funding Date
3.1.	For Loans funded at closing, we agreed the Funding Date to the Loan and Security Agreement.
3.2.	For Loans funded subsequent to closing, we agreed the Funding Date to the Funding Request.
3.3.	If a modification has taken place, the date of the re-structuring was utilized for the Funding Date.

4.	Maturity Date
4.1.	For Loans, except Loan WHEEL02, we agreed the Maturity Date to the Loan and Security Agreement.
4.2.	For Loan WHEEL02, we agreed the Maturity Date to the final date contained within the Amortization Schedule.
4.3.
For Loans that included milestones that modify the Maturity Date within the Loan and Servicing Agreement, if there is no support regarding the achievement of milestones, the Company instructed us to assume that the milestones were not reached.

5.	Original Funding Term
5.1.	The following formula was utilized in recalculating Original Funding Term
5.1.1.	=ROUND(DAYS360(First Funding Date as shown in the Data Tape, Maturity Date as shown in the Data Tape)/30,0)

6.	Remaining Funding Term
6.1.	The following formula was utilized in recalculating Remaining Term
6.1.1.	=ROUND(DAYS360(December 31, 2018, Maturity Date as shown in the Data Tape)/30,0)

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7.	Fixed/Floating
7.1.	For all Loans, we agreed the details contained within the Data Tape to the Loan and Security Agreement.

8.	Index
8.1.	For Loans that contained “Prime Rate + Spread” within the Index field of the Data Tape, we agreed the Index to the Loan and Security Agreement.
8.2.
For the Loans that include “LIBOR”, except for DOCUT01, within the Index field of the Data Tape, we agreed the LIBOR rate duration to the LIBOR Rate Notice and noted that a spread is applied to the aforementioned LIBOR rate as indicated by the Loan and Security Agreement.

8.3.	For Loan DOCUT01, we used the Due Diligence Memorandum.

9.	Index Floor
9.1.	For Loans, except Loans YOUEA01 and VELAT01, we agreed the lowest coupon from the Loan and Security Agreement.
9.2.	For Loan YOUEA01, we agreed the Index Floor to the percentage included within the Due Diligence Memorandum.
9.3.	For Loan VELAT01, we calculated the Index Floor by adding the minimum LIBOR rate as defined in the Loan and Security Agreement and the Spread percentage included in the Index Calculation File.

10.	Spread
10.1.	For Loans, except Loans YOUEA01 and VELAT01, we agreed the Spread using the following methodology from terms defined within the Loan and Security Agreement:
10.1.1.
Assumed as the absolute difference around the index rate in the floating rate formula E.g.: Coupon is the greater of: 8% (b) 8% + (Prime - 5%). In this example, the margin would be the difference between 8% and 5% equal to 3%.

10.2.	For Loan YOUEA01, we agreed the Spread to the percentage included within the Due Diligence Memorandum.
10.3.	For Loan VELAT01, we agreed the Spread to the percentage included within the Index Calculation File.
10.4.
For Loans that included milestones that modify the Spread within the Loan and Servicing Agreement, if there is no support regarding the achievement of milestones, the Company instructed us to assume that the milestone was not reached.

11.	Payment Frequency
11.1.	For all Loans, we used the Loan and Security Agreement.

12.	Amortization Type
12.1.	If the Number of Amortization Periods per the Data Tape was equal to zero, the Loan type was set to “Balloon Loan”
12.2.	If the Number of Amortization Periods per the Data Tape was greater than zero, the Loan type was set to “Mortgage Style Loan”

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13.	Current Stage
13.1.	If the Loan obligor (listed under the “Company Name” in the Data Tape) had a listed ticker on Yahoo Finance as of September 30, 2018, the Current State was set as "Public" within the Data Tape.
13.2.
If the Loan obligor did not have a listed ticker on Yahoo Finance, the Current Stage was listed as “Series A”, “Series B”, “Series B Ext”, “Series BB”, “Series C”, “Series D”, “Series E”, Series F-1”, “Series F or later”, “Series 6”, “Class C Preferred”, “Investor Units III-C”, or “Acquired by PE” within the Data Tape. If the Loan obligor was not listed as “Public”, classified as the most recent capital funding or transaction of the Loan obligor as described in the QRM or Due Diligence Memorandum based on the following methodology:

13.2.1.	For Loans where the Funding Date within the Data Tape preceded September 1, 2018, we agreed the Current Stage details to the QRM.
13.2.2.	For Loans where the Funding Date within the Data Tape was subsequent to September 1, 2018, we agreed the Current Stage details to the Due Diligence Memorandum.
13.3.
If the Loan obligor did not have a listed ticker on Yahoo Finance and the Current Stage was listed as “Growth Stage Equity” within the Data Tape, we agreed the Current Stage details to the Email Correspondence.

14.	State and/or Country
14.1.	For Loans, except for Loan AXOVA01, where the Funding Date within the Data Tape preceded September 1, 2018, we agreed the State and Country to the QRM.
14.2.	For Loans, except for Loan AXOVA01, where the Funding Date within the Data Tape was subsequent to September 1, 2018, we agreed the State and Country to the Due Diligence Memorandum.
14.3.	For Loan AXOVA01, we agreed the State and Country to the Loan and Security Agreement

15.	Industry Sector
15.1.	For Loans, except for Loans DOCUT01,TRANT02, TRICI03, EVERF02, UNIQU04, where the Funding Date within the Data Tape preceded September 1, 2018, we agreed the Industry Sector to the QRM.
15.2.
For Loans TRANT02, TRICI03, EVERF02, and UNIQU04, where the Funding Date within the Data Tape was subsequent to September 1, 2018, and where the Loans included in the Transaction were not the initial loan tranche, we agreed the Industry Sector to the QRM.

15.3.
For Loans, except for Loans DOCUT01,TRANT02, TRICI03, EVERF02, and UNIQU04, where the Funding Date within the Data Tape was subsequent to September 1, 2018, we agreed the Industry Sector to the Due Diligence Memorandum.

15.4.	For Loan DOCUT01, we agreed the Industry Sector to the Hercules Database Screenshot provided.

16.	Industry Segment Mapping
Industry Sector per the Data Tape	Segment
CleanTech, consumer and business services, information services, software, and medical information systems.	Technology
Biopharmaceuticals, medical devices and equipment, and healthcare services.	Life Sciences

17.	Seasoning
17.1.	The following formula was utilized in calculating Seasoning:
17.1.1.	=(Original Funding Term as shown in the Data Tape - Remaining Funding Term as shown in the Data Tape)

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18.	Loan to Value
18.1.	To derive the numerator or the debt portion of the "LTV" formula, we utilized amount contained within the Total Senior Debt field in the Data Tape.
18.2.	To derive the denominator or the value portion of the "LTV” formula, we utilized the following methodology:
18.2.1.
If the company was listed as a "Public" company under the "Current Stage" attribute, the Loan obligor’s September 30, 2018 “market capitalization” within the Capital IQ spreadsheets as provided by the Company.

18.2.2.	If the company was listed as a value other than “Public”, we utilized the value as listed within the LatestPost-Money Valuation field within QRM Summary File.
18.2.3.
If the company was listed as a value other than “Public” and the value within the LatestPost-Money Valuation field within the QRM Summary File was listed as “n/a”, we utilized the value within the EVCurrQtr ($mm) field within the QRM Summary File.

18.2.4.	If the company was listed as a value other than “Public” and was not included in the QRM Summary File, we utilized the value contained within the Due Diligence Memorandum.

19.	Collateral Agent
19.1.	Using the Loan and Security Agreement, we utilized the following methodology to identify the Collateral Agent:
19.1.1.
Identified the Lender of the loan per the documentation provided by the Company. If the loan had only one lender, the lender per the documentation provided was assumed to be the Collateral Agent. If the loan had two Lenders, identified the Collateral Agent per the defined terms in the Loan and Security Agreement.

19.1.2.	The following companies were mapped to the following items within the Data Tape
Collateral Agent per Supporting Document	Data Tape
Hercules Technology II, L.P., Hercules Capital Inc., and Hercules Technology Growth Capital, Inc.	Hercules
Goldman Sachs Middle Market Lending Corp.	Goldman Sachs
Pacific Western Bank	PW Bank
PNC, National Association	PNC Business Credit

20.	Amortization Period
20.1.	The following formula was utilized in calculating Amortization Period
20.1.1.	Remaining IO Period=MAX(ROUND(DAYS360(December 31, 2018, Amort Start Date as shown in the Data Tape)/30,0),0)
20.1.2.	Amortization Period=Remaining Term – Remaining IO Period

21.	Principal Start Date
21.1.	For all Loans, we used the Loan and Security Agreement.

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22.	End of Term Charge
22.1.	For Loans, except for Loan TRICI03, where the Funding Date within the Data Tape preceded December 10, 2018, we agreed the End of Term Charge to the Amortization Schedule.
22.2. For Loans, except for Loan TRICI03, where the Funding Date within the Data Tape was subsequent to December 10, 2018, we calculated the End of Term Charge based on the terms included within the Loan and Security Agreement.
22.3. For Loan TRICI03, we agreed the End of Term Charge amount to the End of Term Charge Calculation File.
22.4. If there was no mention of End of Term Charge in the Loan Security Agreement or Amortization Schedule, there is no End of Term Charge for the loan.

23.	Total Senior Debt
23.1.	For Loans that were included within the CapIQ file, we agreed the Total Sr Debt (in $mm) field to the Total Senior Debt field within the Data Tape.
23.2. For Loans that were not included within the CAP IQ File, we agreed the Principal Amount in the Q3 2018 HTGC Financial Statements to the Total Senior Debt field within the Data Tape
23.3. For Loans that were not included within the CAP IQ File or the Principal Amount in Q3 2018 HTGC Financial Statements and where the Funding Date in the Data Tape contained a date preceding September 1, 2018, we agreed the value in the Total Senior Debt field to the amounts specified in QRM
23.4. For Loans that were not included within the CAP IQ File or the Principal Amount in Q3 2018 HTGC Financial Statements and where the Funding Date in the Data Tape contained a date subsequent to September 1, 2018, we agreed the value in the Total Senior Debt field to the amounts specified in Due Diligence Memorandum.